SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 January 9, 2001
                Date of Report (Date of earliest event reported)


                              POORE BROTHERS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-14556                  86-0786101
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


                           3500 South La Cometa Drive
                             Goodyear, Arizona 85338
               (Address of principal executive offices) (zip code)

                                 (623) 932-6200
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

     On October 28, 2000, the Registrant's Goodyear, Arizona manufacturing plant sustained fire damage causing the temporary shutdown of the facility. On January 9, 2001, the Registrant issued a press release (attached hereto as Exhibit 99.1 and which is hereby incorporated by reference herein) which provides an update regarding the fire damage and the Company's resumption of partial production.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 19, 2001                   POORE BROTHERS, INC.


                                         By: /s/ Thomas W. Freeze
                                            --------------------------------
                                            Thomas W. Freeze
                                            Senior Vice President &
                                            Chief Financial Officer

                                  EXHIBIT INDEX

 Exhibit Number                           Description
 --------------                           -----------

      99.1                      Press Release, dated January 9, 2001